JACOBS & COMPANY MUTUAL FUND

(a series of Northern Lights Fund Trust)

Supplement dated December 1, 2009 (effective at the close of business) to the Prospectus dated June 1, 2009

The Board of Trustees of the Jacobs & Company Mutual Fund (the “Fund”), a separate series of the Northern Lights Fund Trust, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares immediately.

Effective December 1, 2009, ALL SHAREHOLDERS WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-560-6823.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of each Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated June 1, 2009, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated June 1, 2009 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-877-560-6823.